SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       April 6, 1999 (March 19, 1999)
              ------------------------------------------------
              Date of report (Date of earliest event reported)


                          All Star Gas Corporation
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


    Missouri               1-11393                43-1494323
 --------------     ---------------------      ------------------
 (State of          (Commission File No.)      (IRS Employer
 Incorporation)                                Identification No.)


                                P.O. Box 303
                         119 West Commercial Street
                          Lebanon, Missouri 65536
        ------------------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)


                               (417) 532-3103
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                    N/A
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



 Item 5.   Other Events.

           A copy of the press release issued by All Star Gas Corporation on April 6, 1999 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


 Item 7.   Financial Statements, Pro Forma
           Financial Information and Exhibits.


      (c)  Exhibits

           99.1         Press Release issued by the Company on April 6, 1999



                                 Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  April 6, 1999

                          ALL STAR GAS CORPORATION

                          By: /s/ Valeria Schall
                             Name: Valeria Schall
                             Title: Executive Vice President



                               EXHIBIT INDEX

 Exhibit No.        Description

 99.1               Press Release issued by the Company on April 6, 1999